This is filed pursuant to Rule 497(e).
File Nos. 333-51938 and 811-10221.

      AB
AllianceBernstein
  Investments


                                                   ALLIANCEBERNSTEIN VALUE FUNDS
                                                   -AllianceBernstein Value Fund
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Supplement dated October 9, 2009 to the Prospectus dated March 2, 2009 of the
AllianceBernstein Value Funds offering Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Value Fund and the Prospectus dated March 2, 2009 of the AllianceBernstein Value Funds offering Class A, Class R, Class K and Class I shares of AllianceBernstein Value Fund (the "Prospectuses").

AllianceBernstein Value Fund is hereinafter referred to as the Fund.

                                    * * * * *

The following information supplements certain information in the Prospectuses under the heading "Management of the Funds - Portfolio Managers."


AllianceBernstein Value Fund
----------------------------

The management of, and investment decisions for, the Fund are currently made by the Adviser's U.S. Value Senior Investment Management Team. Effective on or about October 15, 2009, John Mahedy will no longer be a member of the Team. Joseph G. Paul now joins Marilyn G. Fedak, Christopher W. Marx, John D. Phillips and David Yuen as the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio. Mr. Paul is a Senior Vice President of the Adviser, with which he has been associated since prior to 2004.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.


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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


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